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                                                                   EXHIBIT 10.17



                   AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT

     This Amendment No. 3 to Asset Purchase Agreement (this "AMENDMENT") is made and entered into as of the 28th day of August, 1998 by and between Golf One Industries, Inc., a Delaware corporation (the "COMPANY"), and Gary Player Group, Inc., a Florida corporation ("SELLER"), with reference to the following facts:

     A. The Company and Seller are parties to that certain Asset Purchase Agreement dated November 1, 1997 (the "PURCHASE AGREEMENT"), as amended.

     B. The Seller and the Company desire to amend certain sections of the Purchase Agreement.

     C. The Company desires to give its consent as required under Section 5(a)(iii) of the Purchase Agreement to Amendment No.1 to the WSE Agreement and Amendment No. 1 to the Player Agreement.

     NOW THEREFORE, with reference to the foregoing facts, the Company and Seller agree as follows:

1. Amendment to Section 1.

     Section 1 is amended to eliminate the definition of the term "Note."

2. Amendment to Section 2.

     Section 2 is hereby amended to read in its entirety as follows:

          "2. AGREEMENT OF PURCHASE AND SALE; CLOSING.

             (a) ON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, SELLER AGREES TO SELL THE ASSETS TO THE COMPANY AT THE CLOSING, THE COMPANY AGREES TO PURCHASE THE ASSETS FROM THE SELLER AT THE CLOSING (THE
"ACQUISITION").

             (b) THE PURCHASE PRICE (THE "PURCHASE PRICE") FOR THE ASSETS SHALL
BE:

                 (i) A NUMBER OF SHARES OF THE COMMON STOCK EQUAL TO $4,000,000 DIVIDED BY THE IPO PRICE (THE "SHARES");

                 (ii) $250,000 PAYABLE WITHIN THREE DAYS OF THE CLOSING OF THE IPO; AND


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                 (iii) THE ASSUMPTION OF THE ASSUMED LIABILITIES (PROVIDED THAT
IN NO EVENT SHALL THE AMOUNT OF ASSUMED LIABILITIES EXCEED $1,100,000 LESS ANY ADVANCES USED TO OFFSET SUCH LIABILITIES AS CONTEMPLATED BY SECTION 5(d) OF THIS AGREEMENT).

             (c) THE CLOSING SHALL BE HELD AT THE OFFICES OF TROOP STEUBER PASICH REDDICK & TOBEY, LLP, 2029 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067 TO BE EFFECTIVE AS OF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT WITH RESPECT TO THE IPO. AT THE CLOSING:

                 (i) THE COMPANY SHALL DELIVER TO SELLER A CERTIFICATE OR CERTIFICATES EVIDENCING THE SHARES;

                 (ii) SELLER SHALL DELIVER TO THE COMPANY SUCH ASSIGNMENTS, BILLS OF SALE AND OTHER DOCUMENTS OR INSTRUMENTS OF TRANSFER AS THE COMPANY MAY REASONABLY REQUEST IN ORDER TO TRANSFER THE ASSETS TO THE COMPANY; AND

                 (iii) THE COMPANY WILL EXECUTE AND DELIVER TO THE SELLER SUCH DOCUMENTS AND INSTRUMENTS AS SELLER MAY REASONABLY REQUEST TO EVIDENCE THE ASSUMPTION OF THE ASSUMED LIABILITIES BY THE COMPANY."

3.   AMENDMENT TO SECTION 9(c).

     SECTION 9(c) IS HEREBY AMENDED BY CHANGING THE DATE SET FORTH THEREIN FROM "AUGUST 31, 1998" TO "SEPTEMBER 30, 1998."

4.   CONSENT AS REQUIRED UNDER SECTION 5(a)(iii).

     THE COMPANY HEREBY ACKNOWLEDGES AND AGREES AS FOLLOWS:

             1. THE COMPANY CONSENTS TO THE SELLER ENTERING INTO AMENDMENT NO. 1 TO THE WSE AGREEMENT, DATED AUGUST __, 1998.

             2. THE COMPANY CONSENTS TO THE SELLER ENTERING INTO AMENDMENT NO. 1 TO THE PLAYER AGREEMENT, DATED AUGUST __, 1998.

     EXCEPT AS SET FORTH IN THIS AMENDMENT, ALL THE TERMS AND PROVISIONS OF THE PURCHASE AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

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     IN WITNESS WHEREOF, THIS AMENDMENT IS MADE AND ENTERED AS OF THE DATE AND
THE YEAR FIRST ABOVE WRITTEN.




GOLF ONE INDUSTRIES, INC.,                             GARY PLAYER GROUP, INC.,
A DELAWARE CORPORATION                                 A FLORIDA CORPORATION




BY: ___________________________                        BY: _____________________
         ALFONSO J. CERVANTES,                                  JOSEPH WHITE
         CHIEF EXECUTIVE OFFICER                                  PRESIDENT



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